Presenters: Larry Sterrs Director and Chair of the Board of Directors Greg Dufour President and Chief Executive Officer Mike Archer Chief Financial Officer Recording Secretary: Joanne Campbell Executive Vice President, Enterprise Risk Management and Chief Risk Officer Inspector of Election: Brandon Boey Senior Vice President, Legal Affairs and BSA Officer • • • • • •

38.87% 35.97% -0.76% -12.26% Camden National Corporation S&P U.S. Banks Index $35.78 $48.16 $47.02

57% 32% 7% 4% 12/31/2021 Brokered Deposits CDs Savings and Money Market Checking $4.6

Larry Sterrs

Director and Chair of the Board of Directors

Camden
NATIONAL
CORPORATION

2022 Annual Meeting of Shareholders
April 26, 2022

Agenda:

- Presentation of Proposals
- Voting
- Voting Results
- Adjournment of Formal Meeting
- CFO Update
- CEO Update

Presenters:

Larry Sterrs
Director and Chair of the Board of Directors

Greg Dufour
President and Chief Executive Officer

Mike Archer
Chief Financial Officer

Recording Secretary:

Joanne Campbell
Executive Vice President, Enterprise Risk Management and Chief Risk Officer

Inspector of Election:

Brandon Boey
Senior Vice President, Legal Affairs and BSA Officer

Camden NATIONAL CORPORATION

Mike Archer

Chief Financial Officer

Camden
NATIONAL
CORPORATION

Forward Looking Statements

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (ii) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market, and monetary fluctuations; (iv) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (v) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs, and that could lead to impairment in the value of securities in the Company's investment portfolio; (vi) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; changes in consumer spending and savings habits; (vii) changes in tax, banking, securities and insurance laws and regulations; and (viii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters.

In addition, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements. Such statements may include, but are not limited to, statements concerning: (i) the continued effectiveness of our Pandemic Work Group; (ii) the continuing ability of our employees to work remotely; (iii) our continuing ability to staff our branches and keep our branches open; (iv) the continuing strength of our capital and liquidity positions; (v) our continued ability to access sources of contingent liquidity; (vi) the continuing strength of our asset quality within our loan portfolio; and (vii) the potential effectiveness of relief measures and programs for customers affected by COVID-19.

These statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden NATIONAL CORPORATION

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Camden NATIONAL CORPORATION

2021 Financial Highlights


Net Income
(in millions)
$57.2
$59.5
$69.0
+16%
2019
2020
2021

	2020	2021
Financial Performance		
Return on Assets	1.23%	1.31%
Return on Tangible Equity(1)	14.79%	15.61%
Efficiency Ratio(1)	52.56%	54.85%
Diluted Earnings Per Share	$3.95	$4.60
Dividends Per Share	$1.32	$1.48
Asset Quality		
NPAs / Total Assets	0.22%	0.13%
NCOs / Average Loans	0.02%	0.02%

1) Non-GAAP financial measure.

Camden NATIONAL CORPORATION

1st Quarter 2022 Financial Highlights

Net Income (in millions)


$19.7
$16.5
$16.8
+2%
Q1 '21
Q4 '21
Q1 '22

	Q1 2021	Q1 2022
Financial Performance		
Return on Assets	1.62%	1.26%
Return on Tangible Equity[1]	18.47%	16.01%
Efficiency Ratio[1]	50.96%	56.47%
Diluted Earnings Per Share	$1.31	$1.13
Dividends Per Share	$0.40	$0.36
Asset Quality		
NPAs / Total Assets	0.20%	0.12%
NCOs / Average Loans	0.03%	0.03%

1) Non-GAAP financial measure.

Camden NATIONAL CORPORATION

Greg Dufour

President and Chief Executive Officer

Camden NATIONAL CORPORATION

Total Return


1 YR Total Return
(12/31/20 – 12/31/21)
YTD Total Return
(12/31/21 – 04/15/22)
38.87%
35.97%
-0.76%
-12.26%
Camden National Corporation
S&P U.S. Banks Index


Stock Price Performance
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
$35.78
$48.16
$47.02


Quarterly Dividend Declared
$0.36
$0.36
$0.36
$0.40
$0.40
+11%
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22

Source: S&P Global - Total Return includes stock appreciation and dividends for each period

Camden NATIONAL CORPORATION

Balance Sheet Strength

Total Deposit Mix
($ in millions)


$4.6
4%
7%
32%
57%
12/31/2021
Brokered Deposits
CDs
Savings and Money Market
Checking

Capital


Total Risk-Based Capital
14.53%
14.71%
14.51%
1Q '21
4Q '21
1Q '22


Tangible Common Equity Ratio
8.71%
8.22%
7.25%
1Q '21
4Q '21
1Q '22

Asset Quality


ACL on Loans / Total Loans
1.11%
0.97%
0.90%
1Q '21
4Q '21
1Q '22


NPA/Total Assets
0.20%
0.13%
0.12%
1Q '21
4Q '21
1Q '22

Camden NATIONAL CORPORATION

2021 ESG Highlights

70K pounds of paper securely shredded and recycled

1,600+
Paycheck Protection Program (PPP) loans for small business customers ($102 million in relief funding)

Created a Diversity, Equity, and Inclusion Council to implement and advance strategic DEI initiatives

17.9 MILLION
digital banking logins, a 23% increase compared to 2020

6,900+
employee nonprofit volunteer hours

18
graduates from the Horizons Leadership Program

40%
of Board directors identify as female

hope@home
Reached $650,000 donated since 2015 to homeless shelters through Hope@Home

$50K
donated to 89 nonprofits in honor of employee volunteers

50%
of executive management team members identify as female

Maintained a flexible, hybrid work environment

3.7 MILLION
pages of paper saved by encouraging paperless statements

Board of Directors adopts diversity statement outlining our commitment to diversity

14K
hours of employee training and development

$22,000+
was given to employees through our Employee Emergency Assistance Program

Camden NATIONAL CORPORATION